                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           _________________________


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                 July 20, 2000


                            VASTAR RESOURCES, INC.
              (exact name of registrant as specified in charter)


      Delaware                     1-13108                  95-4446177
  (State or other                (Commission              (IRS Employer
  jurisdiction of                File Number)          Identification No.)
   Incorporation)

                  15375 Memorial Drive, Houston, Texas 77079
              (Address of Principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:   (281) 584-6000

Item 5.   Other Events.

Attached as Exhibit 99.1 to this Form 8-K is a press release issued by the registrant, Vastar Resources, Inc, on July 20, 2000, announcing second quarter earnings of the registrant, Vastar Resources, Inc.


Attached as Exhibit 99.2 to this Form 8-K is a press release issued by the registrant, Vastar Resources, Inc., on July 20, 2000, announcing the declaration of a regular quarterly dividend.


Attached as Exhibit 99.3 to this Form 8-K is a press release issued by the registrant, Vastar Resources, Inc., on July 20, 2000, announcing the setting of a record date for our special meeting of shareholders.

Item 7. Exhibits.

Exhibit  99.1  Press Release dated July 20, 2000

Exhibit  99.2  Press Release dated July 20, 2000

Exhibit  99.3  Press Release dated July 20, 2000

                                   SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, Vastar Resources, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    VASTAR RESOURCES, INC.
                                    (Registrant)


Dated: July 20, 2000

                                    /s/ Steven J. Shapiro
                                        ___________________________
                                        (signature)
                                        Steven J. Shapiro
                                        Senior Vice President and Chief
                                        Financial Officer
                                        (Duly Authorized Officer and
                                        Principal Financial Officer)

                                 EXHIBIT INDEX

Exhibit
  No.      Description
_______    ___________

99.1 Press Release Dated July 20, 2000 announcing second quarter earnings of the registrant, Vastar Resources, Inc.

99.2 Press Release Dated July 20, 2000 announcing the declaration of a regular quarterly dividend

99.3 Press Release Dated July 20, 2000 announcing the setting of a record date for our special meeting of shareholders